UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 10, 2012, we entered into a securities purchase agreement, or Securities Purchase Agreement, with Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited, or, collectively, Deerfield, pursuant to which Deerfield agreed to purchase 9,953,250 shares of our common stock for a purchase price of $1.65775 per share and approximately 9,953 shares of our Series D Convertible Preferred Stock, or Series D Preferred Stock, for a purchase price of $1,657.75 per share, for an aggregate purchase price of approximately $33.0 million. A copy of the Securities Purchase Agreement is attached as Exhibit 99.1.

The rights, preferences and privileges of the Series D Preferred Stock are set forth in a Certificate of Designations of Series D Convertible Preferred Stock, or Certificate of Designations, that we expect to file with the Secretary of State of the State of Delaware on or before January 13, 2012, a form of which is attached as Exhibit 4.6. Each share of Series D Preferred Stock is convertible into 1,000 shares of our common stock at any time at the option of the holder, provided that the holder will be prohibited from converting Series D Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.98% of the total number of shares of our common stock then issued and outstanding. In the event of our liquidation, dissolution, or winding up, holders of our Series D Preferred Stock will receive a payment equal to $0.0001 per share of Series D Preferred Stock before any proceeds are distributed to the holders of our common stock. Shares of Series D Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series D Preferred Stock will be required to amend the terms of the Series D Preferred Stock.

Offering

The offering described above is being made pursuant to a shelf registration statement we filed with the Securities and Exchange Commission, or SEC, on November 8, 2011, which became effective on November 21, 2011 (File No. 333-177826). The closing of the offering is expected to take place on or before January 13, 2012. A prospectus supplement relating to the offering has been filed with the SEC. A copy of the opinion of our General Counsel relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1.

On January 11, 2012, we also issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.5.

Facility Agreement

We previously entered into a Facility Agreement with Deerfield on June 17, 2009. Concurrent with the execution of the Securities Purchase Agreement, we entered into a third amendment to the Facility Agreement, or the Third Amendment, pursuant to which $5 million of the proceeds of the offering described above will be used to prepay a portion of the principal amount owed under the Facility Agreement that otherwise would have been required to be repaid in June 2013. A copy of the Third Amendment is attached as Exhibit 99.2.

Exchange Agreement and Warrants

We previously issued Deerfield (i) warrants to purchase an aggregate of 11,800,000 shares of Common Stock at an exercise price of $5.42 per share and exercisable until June 17, 2013, which we refer to as the $5.42 Warrants, and (ii) warrants to purchase an aggregate of 1,831,410 shares of Common Stock at an exercise price of $3.45 per share and exercisable until June 17, 2013, which we refer to as the $3.45 Warrants. On January 10, 2012, we entered into an Exchange Agreement with Deerfield, pursuant to which we agreed to issue, in exchange for the cancellation of the $5.42 Warrants and the $3.45 Warrants, new warrants, or the New Warrants, to purchase 8,631,410 shares of our common stock at an exercise price of $1.745 per share. The New Warrants will be exercisable until June 17, 2015. Other than the provisions described above, the New Warrants contain substantially the same terms as the $3.45 Warrants. A copy of the Exchange Agreement is attached as Exhibit 99.3. A copy of the form of New Warrant is attached as Exhibit 99.4. In addition to the New Warrants, Deerfield will continue to hold warrants to purchase an aggregate of 14,368,590 shares of Common Stock at an exercise price of $1.68 per share and with an expiration date of June 17, 2015.

Item 3.02	Unregistered Sales of Equity Securities.

As described in Item 1.01 above, we entered into an Exchange Agreement pursuant to which we agreed to issue the New Warrants. We relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act for the issuance of the New Warrants in exchange for the cancellation of the $5.42 Warrants and the $3.45 Warrants.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.5	Form of Specimen Preferred Stock Certificate

4.6	Form of Certificate of Designations of Series D Convertible Preferred Stock of Arena

5.1	Opinion of Arena’s General Counsel

23.1	Consent of Arena’s General Counsel (included in Exhibit 5.1)

99.1	Securities Purchase Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.2	Third Amendment to Facility Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.3	Exchange Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.4	Form of Warrant to Purchase Common Stock of Arena

99.5	Press Release Announcing Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2012	Arena Pharmaceuticals, Inc.

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.5	Form of Specimen Preferred Stock Certificate

4.6	Form of Certificate of Designations of Series D Convertible Preferred Stock of Arena

5.1	Opinion of Arena’s General Counsel

23.1	Consent of Arena’s General Counsel (included in Exhibit 5.1)

99.1	Securities Purchase Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.2	Third Amendment to Facility Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.3	Exchange Agreement, dated January 10, 2012, between Arena and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P., and Deerfield Special Situations Fund International Limited

99.4	Form of Warrant to Purchase Common Stock of Arena

99.5	Press Release Announcing Offering